UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 North Beach Street
Daytona Beach, Florida		32114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 5, 2026, Brown & Brown, Inc. (the “Company”) entered into an amended and restated credit agreement (the “Third Amended and Restated Credit Agreement”) with the lenders named therein, JPMorgan Chase Bank, N.A. as administrative agent, Bank of America, N.A., Truist Bank and BMO Bank N.A. as co-syndication agents, and U.S. Bank National Association, Fifth Third Bank, National Association, Wells Fargo Bank, National Association, PNC Bank, National Association, HSBC Bank USA, National Association, Citizens Bank, N.A., The Huntington National Bank, and Barclays Bank PLC as co-documentation agents. The Third Amended and Restated Credit Agreement amended and restated the credit agreement dated October 27, 2021 (the “Existing Credit Agreement”).

The Third Amended and Restated Credit Agreement:

•
increases the amount available to the Company and certain other subsidiary borrowers under the existing revolving credit facility (the “Revolving Credit Facility”) from $800 million to $1,250 million;
•
extends the applicable maturity date in respect of the Revolving Credit Facility in the amount of $1,250 million to June 5, 2031;
•
makes available to the Company term loans in the aggregate amount of $250 million with a maturity date of June 5, 2029 (the “Term A-1 Loan Facility”);
•
makes available to the Company term loans in the aggregate amount of $250 million with a maturity date of June 5, 2031 (the “Term A-2 Loan Facility” and collectively with the Revolving Credit Facility and the Term A-1 Loan Facility, the “Facilities” and each, a “Facility”);
•
includes various covenants, limitations and events of default customary for similar facilities for similarly rated borrowers; and
•
makes certain other updates and modifications to the Existing Credit Agreement.

As of the date of filing this Current Report on Form 8-K, there is $825 million outstanding under the Facilities.

Some of the agents and lenders under the Facility or their affiliates have various other relationships with the Company and its subsidiaries involving the provision of financial services, including cash management, loans, letter of credit and bank guarantee facilities, investment banking and trust services.

The foregoing description of the Third Amended and Restated Credit Agreement is qualified in its entirety by reference to the complete terms and conditions of the Third Amended and Restated Credit Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for its quarter ending June 30, 2026.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Report is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC. (Registrant)

Date:	June 5, 2026	By:	/s/ Anthony M. Robinson
Anthony M. Robinson Secretary